Exhibit 99.1

IA GLOBAL REPORTS SALES OF $ 8,448,000 FOR SEPTEMBER 30, 2004 QUARTER

BURLINGAME, CA  November 1, 2004 /PRNewswire-FirstCall/ --

Summary of Results

IA Global Inc. (Amex: IAO) announced the results of its third quarter ended September 30, 2004. Revenues increased to $8,448,000 from $126,000 in the third quarter of 2003. Gross profit increased to $1,373,000, or 16.3% of sales, from a gross profit loss of $27,000 for the same period in 2003. The net loss decreased to $285,000 from $694,000 in the third quarter of 2003. The net loss per share was $.00 for the quarter ended September 30, 2004 as compared to a net loss of $.01 per share for the third quarter of 2003. The loss for the quarter ended September 30, 2004 included merger and acquisition expenses of $41,000 and a fixed asset write-off of $14,000.

For the nine months ended September 30, 2004, revenues increased to $19,862,000 from $231,000 for the same period in 2003. Gross profit increased to $3,359,000, or 16.9 % of sales, from a gross profit loss of $222,000 for the same period in 2003. The net loss decreased to $1,049,000 from $2,066,000 in the same period of 2003. The net loss per share was $.01 for the nine months ended September 30, 2004 as compared to a net loss of $.05 per share for the same period of 2003. The loss for the nine months ended June 30, 2004 included merger and acquisition expenses of $387,000 and a fixed asset write-off of $96,000.

The Company ended the September 30, 2004 quarter with cash and cash equivalents of $2,327,000, net working capital of $1,828,000 and stockholder's equity of $3,179,000. Stockholder's equity was negatively impacted by the Yen/Dollar exchange rate by $89,000 for the quarter and $169,000 year to date.

The company's CEO, Alan Margerison, said, "We are pleased with the results of our business for the third quarter of 2004. Since the acquisition of Rex Tokyo in March 2004, we have been very encouraged by their performance. The expansion of the business by acquiring two new sales offices and a joint venture agreement should continue to improve their revenues. Revenues, net assets and shareholder's equity for IA Global have significantly improved this year."

Rex Tokyo Co Ltd

Rex Tokyo recorded revenue of $7,490,000 for the quarter and $17,127,000 year to date. The business was acquired March 18, 2004. We continued to expand this business by acquiring new sales offices in Kyushu and West Tokyo, Japan. In addition, Rex Tokyo entered into a joint venture agreement with Kyushu Tesco Co Ltd. for the supply of lighting fixtures to the Pachinko industry in October, 2004.

The quarter ending December 31 is typically stronger than the quarter ending September 30 quarter because new Pachinko stores openings are higher during this quarter.

Fan Club Entertainment Co Ltd

Fan Club recorded revenue of $906,000 for the quarter and $2,660,000 year to date. We re-positioned this business by creating a creative design studio focusing on web and traditional print media delivery, including the Marvel characters through its work in providing services to the official Fan Club in Japan for Marvel Entertainment Inc. and Marvel Characters Inc.

IA Global Acquisition Co

IA Global Acquisition Co recorded revenue of $53,000 for the quarter and $74,000 year to date.

                                       -1-
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On September 15, 2004, the company announced the refocusing of its holdings related to QuikCAT Technologies and QuikCAT Australia, following the successful purchase of the QuikCAT Technologies, Inc. assets out of Chapter 11 on June 10, 2004.

The company's focus will be on the development of its multi-media compression technologies for use in video, picture and audio products and it will pursue licensing contracts with third party vendors. The company has decided to divest the Internet accelerator business ("iNet") outside of North America to its joint venture partner QuikCAT Australia Pty Ltd. ("QuikCAT Australia"). The company is pursuing the licensing contracts with third party vendors. There is no guarantee that this approval the company will be successful in closing licensing agreements.

Outlook

The company expects revenues for the quarter ending December 31, 2004 to be in the range of $8,500,000 to $10,000,000 as compared to $914,000 for the same period in 2003. The increase in projected revenues from the third quarter reflects the growth of and the seasonality of the Rex Tokyo business.

ABOUT IA GLOBAL INC.

IA Global, Inc. is a public holding company focused on acquiring Japanese and US companies that operate in the entertainment, media and technology areas. We hold a 60.5% equity interest in Rex Tokyo Ltd., a supplier and maintenance contractor of parts to the Pachinko and slot machine gaming industry in Japan. Through our 67% equity interest in Fan Club Entertainment Ltd., we are a creative design studio focused on web and traditional print media, including providing services to the official Fan Club in Japan for Marvel Entertainment Inc. and Marvel Characters Inc. We hold a 95% equity interest in QuikCAT, a leading multi-media compression technology company, which has developed several patent video, picture and audio compression algorithms (codecs).

For further information, contact:
Mark Scott, CFO
IA Global Inc.
533 Airport Blvd. Suite 400
Burlingame CA  94010
650-685-2402 (t)
650-685-2404 (f)
scott@iaglobalinc.com
www.iaglobalinc.com

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: This press release contains forward-looking statements (within the meaning of Section 27a of the Securities Act of 1933 and Section 21e of the Securities Exchange Act of 1934) regarding us and our business, financial condition, results of operations and prospects. Specifically, the statement in this press release concerning the projected revenues for the fourth quarter of 2004 is a forward-looking statement. Forward-looking statements in this report reflect the good faith judgment of our management and the statements are based on facts and factors as we currently know them. Forward-looking statements are subject to risks and uncertainties and actual results and outcomes may differ materially from the results and outcomes discussed in the forward-looking statements. Readers are urged not to place undue reliance on these forward-looking statements which speak only as of the date of this press release. We undertake no obligation to revise or update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of the press release.

                                       -2-
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
                                        IA GLOBAL, INC. AND SUBSIDIARIES
                                           CONSOLIDATED BALANCE SHEET
                                                                                September 30,     December 31,
                                                                                    2004              2003
                                                                                -------------     ------------
                                                                                 (unaudited)        (audited)
ASSETS

CURRENT ASSETS:
  Cash and cash equivalents ................................................    $  2,327,401      $    676,782
  Accounts receivable, net of allowance for doubtful accounts of $88,907
   and $0, respectively ....................................................       3,493,512         1,266,335
  Consumption and deferred tax receivable ..................................         114,212            49,482
  Notes receivable .........................................................         200,436                 -
  Inventories ..............................................................          65,653                 -
  Prepaid costs ............................................................         144,587           438,142
  Subscription receivable ..................................................               -           400,000
  Other current assets .....................................................         697,497           296,163
                                                                                ------------      ------------
    Total current assets ...................................................       7,043,298         3,126,904

EQUIPMENT, NET .............................................................         359,864               812

OTHER ASSETS
  Intangible assets, net ...................................................       2,030,784         1,014,685
  Deferred tax asset .......................................................         274,606                 -
  Loan to QuikCAT Australia Pty Ltd ........................................         101,654            74,849
  Investment in QuikCAT Australia Pty Ltd ..................................           5,634                 -

  Other assets .............................................................         221,559                 -
                                                                                ------------      ------------

                                                                                $ 10,037,399      $  4,217,250
                                                                                ============      ============

LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES:
  Accounts payable - trade .................................................    $  3,922,514      $    861,149
  Accrued liabilities ......................................................         485,671           138,580
  Convertible loan payable - related party .................................               -                 -
  Deferred revenue .........................................................               -           463,119
  Investment in QuikCAT Australia Pty Ltd ..................................               -             1,137
  Consumption taxes received ...............................................         148,147                 -
  Income taxes payable .....................................................         197,227            23,754
  Current portion of long term debt-affiliated party .......................         461,636                 -
                                                                                ------------      ------------
    Total current liabilities ..............................................       5,215,195         1,487,739
                                                                                ------------      ------------

LONG TERM  LIABILITIES:
  Long term debt-affiliated party ..........................................         327,210                 -
  Retirement benefits ......................................................          27,577                 -
                                                                                ------------      ------------
                                                                                     354,787                 -
                                                                                ------------      ------------


MINORITY INTERESTS .........................................................       1,288,773            44,706
                                                                                ------------      ------------

STOCKHOLDER'S EQUITY:
  Series B Preferred stock, $.01 par value, 5,000 shares authorized 1,158
   issued and outstanding, respectively (liquidation value $1,158,000) .....              12                12
  Common stock, $.01 par value, 150,000,000 shares authorized,
   77,951,361 and 71,894,324, issued and outstanding, respectively .........         779,513           718,943
  Paid in capital ..........................................................      27,700,327        26,049,286
  Accumulated deficit ......................................................     (25,196,750)      (24,147,785)
  Treasury stock ...........................................................         (50,000)          (50,000)
  Foreign currency translation adjustment ..................................         (54,458)          114,349
                                                                                ------------      ------------
    Total stockholder's equity .............................................       3,178,644         2,684,805
                                                                                ------------      ------------

                                                                                $ 10,037,399      $  4,217,250
                                                                                ============      ============
                                                       -3-
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                                        IA GLOBAL, INC. AND SUBSIDIARIES
                                      CONSOLIDATED STATEMENT OF OPERATIONS

                                                       Three Months Ended              Nine Months Ended
                                                          September 30,                   September 30,
                                                  ----------------------------    ----------------------------
                                                      2004            2003            2004            2003
                                                  ------------    ------------    ------------    ------------
                                                   (unaudited)     (unaudited)     (unaudited)     (unaudited)
REVENUE ........................................  $  8,448,424    $    126,070    $ 19,861,664    $    230,793

COST OF SALES ..................................     7,074,988         152,821      16,502,479         453,174
                                                  ------------    ------------    ------------    ------------

GROSS PROFIT ...................................     1,373,436         (26,751)      3,359,185        (222,381)
                                                  ------------    ------------    ------------    ------------

EXPENSES:
  Selling, general and administrative expenses .     1,592,408         606,437       4,113,842       1,563,301
  Writedown of fixed assets ....................        14,067               -          95,719               -
                                                  ------------    ------------    ------------    ------------
   Total expenses ..............................     1,606,475         606,437       4,209,561       1,563,301
                                                  ------------    ------------    ------------    ------------

OPERATING LOSS .................................      (233,039)       (633,188)       (850,376)     (1,785,682)
                                                  ------------    ------------    ------------    ------------

OTHER INCOME (EXPENSE):
  Interest income ..............................         2,014             661           9,867           2,357
  Interest expense .............................       (21,361)        (78,789)        (40,886)       (274,924)
  Other income (expense) .......................        82,119          24,965         230,972             865
  Foreign currency translation adjustment ......             -           2,805           2,255           2,616
  Loss on equity investment in QuikCAT
         Australia Pty Ltd .....................       (27,956)              -         (43,229)              -
                                                  ------------    ------------    ------------    ------------
   Total other income (expense) ................        34,816         (50,358)        158,979        (269,086)
                                                  ------------    ------------    ------------    ------------

LOSS BEFORE MINORITY INTERESTS
  AND INCOME TAXES .............................      (198,223)       (683,546)       (691,397)     (2,054,768)

MINORITY INTERESTS .............................        (1,087)         10,914          67,480          10,914
                                                  ------------    ------------    ------------    ------------

LOSS BEFORE INCOME TAXES .......................      (197,136)       (694,460)       (758,877)     (2,065,682)

INCOME TAXES:
  Current ......................................        58,774               -         237,195             334
  Deferred .....................................        28,613               -          52,894               -
                                                  ------------    ------------    ------------    ------------

NET LOSS .......................................      (284,523)       (694,460)     (1,048,966)     (2,066,016)

Deemed dividend ................................             -               -               -        (693,333)
                                                  ------------    ------------    ------------    ------------

NET LOSS APPLICABLE TO COMMON
  SHAREHOLDERS .................................  $   (284,523)   $   (694,460)   $ (1,048,966)   $ (2,759,349)
                                                  ============    ============    ============    ============

Per share of Common-
  Basic net loss per share .....................  $      (0.00)   $      (0.01)   $      (0.01)   $      (0.05)
                                                  ============    ============    ============    ============
  Diluted net loss per share ...................  $      (0.00)   $      (0.01)   $      (0.01)   $      (0.05)
                                                  ============    ============    ============    ============
  Weighted average shares of common
   stock outstanding ...........................    77,947,122      65,343,932      74,369,554      56,362,635
  Weighted average shares of common stock
   and common equivalent shares
   outstanding .................................    77,947,122      65,343,932      74,369,554      56,362,635


                                                       -4-
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                                        IA GLOBAL, INC. AND SUBSIDIARIES
                                      CONSOLIDATED STATEMENT OF CASH FLOWS

                                                                              Nine Months Ended September 30,
                                                                             ---------------------------------
                                                                                 2004                  2003
                                                                             -----------           -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
 Net loss ..........................................................         $(1,048,966)          $(2,068,632)
 Adjustments to reconcile net loss to net cash used in
  operating activities:
    Depreciation and amortization ..................................             384,446               518,556
    Loss on disposal of leasehold improvement ......................              14,103                     -
    Amortization of beneficial conversion feature ..................                   -               168,124
    Equity based compensation ......................................                   -                80,000
    Equity gain from investment in QuickCAT Australia Pty Ltd. .....              43,229                     -
    Minority interests .............................................             476,959                10,914
    Accrued interest on notes/loans payable ........................              16,077                     -
    Accounts receivable ............................................             740,614                     -
    Notes receivable - trade .......................................            (152,786)                    -
    Consumption and deferred tax receivable ........................              83,417                     -
    Inventory ......................................................             762,562                     -
    Prepaid costs ..................................................             293,555                     -
    Deferred license fee receivable ................................                   -               (31,384)
    Other current assets ...........................................            (168,323)              (67,681)
    Deferred tax assets ............................................              48,670                     -
    Other assets ...................................................             (98,816)                    3
    Accounts payable ...............................................          (1,080,664)              164,440
    Accrued liabilites .............................................            (138,486)              264,261
    Other liabilities-retirement benefits ..........................              27,577                     -
    Income taxes payable - foreign .................................             173,473                18,981
    Deferred revenue ...............................................            (463,120)              755,276
                                                                             -----------           -----------

NET CASH PROVIDED BY (USED IN) OPERATIONS ..........................             (86,479)             (187,142)
                                                                             -----------           -----------

CASH FLOWS FROM INVESTING ACTIVITIES:
    Investment in QuikCAT Australia Pty Ltd ........................             (50,000)                    -
    Cash of Rex Tokyo Co Ltd immediately following acquisition .....           1,934,839                     -
    Purchase of Rex Tokyo Co Ltd ...................................            (941,000)                    -
    Purchase of IA Global Acquisition Co., Inc. ....................            (700,000)                    -
    Purchases of intangibles .......................................            (540,930)           (2,221,414)
    Purchases of capital expenditures ..............................            (506,594)             (666,512)
    Other assets ...................................................                   -                 5,477
                                                                             -----------           -----------

NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES ................            (803,685)           (2,882,449)
                                                                             -----------           -----------

CASH PROVIDED BY FINANCING ACTIVITIES:
    Proceeds from loan payable - related party .....................           1,500,000             1,432,419
    Repayments of related party loans ..............................                   -              (160,000)
    Loan to Innovative Computing Group, Inc. .......................            (100,000)                    -
    Loan to QuikCAT Australia Pty Ltd. .............................             (25,000)              (34,060)
    Proceeds from issuance of common stock .........................             400,000                     -
    Proceeds from long term debt- affiliated party .................             788,846                     -
    Proceeds from exercise of options ..............................              40,000                     -
    Proceeds from sale of stock ....................................                   -             2,000,000
                                                                             -----------           -----------

NET CASH PROVIDED BY FINANCING ACTIVITIES ..........................           2,603,846             3,238,359
                                                                             -----------           -----------

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS ...............           1,713,682               168,768

EFFECT OF EXCHANGE RATE CHANGES ON CASH ............................             (63,063)                    -

CASH AND CASH EQUIVALENTS, beginning of the period .................             676,782               444,383
                                                                             -----------           -----------

CASH AND CASH EQUIVALENTS, end of the period .......................         $ 2,327,401           $   613,151
                                                                             ===========           ===========

Supplemental disclosures of cash flow information:
    Interest paid ..................................................         $    21,361           $         -
    Taxes paid .....................................................         $   210,966           $       334
Non-cash investing and financing activities:
    Common stock issued for Rex Tokyo Co Ltd .......................         $   138,600           $         -
    Conversion of debt to equity ...................................         $ 1,533,011           $ 1,157,988
    Contribution of note to capital ................................         $   101,629           $         -
    Conversion of liability to common stock ........................         $    13,500           $         -
    Common stock issued for Fan Club Entertainment Co Ltd ..........         $         -           $   165,200

                                                       -5-
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